UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  06/01/2012

Teavana Holdings, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-35248

Delaware	20-1946316
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

3630 Peachtree Road NE, Suite 1480
Atlanta, GA 30326

(Address of principal executive offices, including zip code)

(404) 995-8200
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders

The Annual Shareholders' Meeting of Teavana Holdings, Inc. (the "Company") was held on June 1, 2012 at the Company's corporate headquarters in Atlanta, Georgia. Shares representing a total of 38,306,996 votes were outstanding and entitled to vote. At that meeting, the Company's shareholders voted on the matters set forth below.

Election of Directors

The Company's shareholders elected the two persons nominated for election as directors until the next annual meeting of the shareholders and until their successors are elected and qualified as set forth in the Company's proxy statement dated April 19, 2012. The following table sets forth the vote of the shareholders at the meeting with respect to the election of directors:

Nominee                      For                      Withheld                      Broker Non-Votes

Robert J. Dennis                36,296,471             218,837                                 1,179,408
John E. Kyees                   36,296,466             218,842                                  1,179,408

Non-Binding, Advisory Vote on Compensation of Named Executive Officers

The Company's shareholders voted upon a non-binding, advisory proposal to approve the compensation of the Company's named executive officers as disclosed in the proxy statement for the Annual Shareholders' meeting. The votes on this proposal were as follows:

For                 Against                        Abstain                        Broker Non-Votes

36,412,461          50,439                            52,408                               1,179,408

Non-Binding, Advisory Vote as to the Frequency of Future Advisory Votes on the Compensation Paid to our Named Executive Officers (the "Frequency Proposal")

The Company's shareholders cast a non-binding, advisory proposal with regard to the frequency of future shareholder advisory votes on executive compensation. The votes on this matter were as follows:

One Year        Two Years        Three Years                Abstain                Broker Non-Votes

3,731,374             1,962                32,728,869                      53,103                1,179,408

In accordance with the stockholder voting results, in which "Three Years" received the highest number of votes cast on the Frequency Proposal, and with the Board of Directors' recommendation in the Proxy Statement for the 2012 Annual Meeting, the Company's Board of Directors has determined that future stockholder advisory (non-binding) votes on executive compensation will occur every three years or earlier if the Board of Directors determines that a different frequency for such votes is in the best interests of the shareholders of the Company. Accordingly, the next stockholder advisory (non-binding) vote on executive compensation will be held at the Company's 2015 Annual Meeting of Shareholders. The next required stockholder advisory (non-binding) vote regarding the frequency interval will be held in six years at the Company's 2018 Annual Meeting of Shareholders.

Ratification of Registered Public Accounting Firm

The Company's shareholders voted upon and approved the ratification of the appointment of Grant Thornton LLP to serve as the Company's independent registered public accounting firm for the current fiscal year. The votes on this proposal were as follows:

For                        Against                                        Abstain

37,651,930                  2,182                                                40,604

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Teavana Holdings, Inc.

Date: June 01, 2012	By:	/s/ David V. Christopherson
David V. Christopherson
Vice President & General Counsel